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                                                                    EXHIBIT 23.1


                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 1999 on Toledo Pickling and Steel Sales, Inc. incorporated by reference in this Form 10-Q SB, into Consolidated Capital of North America, Inc.'s previously filed registration statement on Form S-8 (File No. 333-50273).




                                                         /s/ARTHUR ANDERSEN LLP

May 14, 1999
Los Angeles, California